Kobrick Capital Fund
Kobrick Emerging Growth Fund
Kobrick Growth Fund

Supplement dated February 14, 2001 to the Prospectus for Classes A, B and C, Prospectus for Classes A and Y and Statement of Additional Information, each dated February 1, 2001

The name "Nvest Funds Distributor, L.P." replaces all references to "CDC IXIS Distributors, L.P." located in the section entitled "Meet the Funds' Investment Adviser" and the back cover of the prospectuses and throughout the statement of additional information.

SP129-0201